Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2019	Dec. 31, 2018
Income Taxes
Income Taxes

10. Income Taxes

The Company did not record a provision or benefit for income taxes during the nine months ended September 30, 2019.  The Company continues to maintain a full valuation allowance against its deferred tax assets.

The Company has evaluated the positive and negative evidence involving its ability to realize its deferred tax assets.  Management has considered the Company’s history of cumulative net losses incurred since inception and its lack of any commercially ready products.  It has concluded that it is more likely than not that the Company will not realize the benefits of the deferred tax assets. Management reevaluates the positive and negative evidence at each reporting period.

Under the provisions of Sections 382 and 383 of the Internal Revenue Code, certain substantial changes in the Company’s ownership may have limited, or may limit in the future, the amount of net operating loss and research and development credit carryforwards that can be used to reduce future income taxes.

13. Income Taxes

2017 U.S. Tax Reform

On December 22, 2017, the U.S. government signed into law the Tax Cuts and Jobs Act (the “Tax Act”) that significantly reforms the Internal Revenue Code of 1986, as amended. The Tax Act, among other things, contains significant changes to corporate taxation, including reduction of the corporate tax rate from a top marginal rate of 35% to a flat rate of 21%, effective as of January 1, 2018; limitation of the tax deduction for interest expense; limitation of the deduction for net operating losses to 80% of annual taxable income and elimination of net operating loss carrybacks, in each case, for losses arising in taxable years beginning after December 31, 2017 (though any such tax losses may be carried forward indefinitely); and modifying or repealing many business deductions and credits, including reducing the business tax credit for certain clinical testing expenses incurred in the testing of certain drugs for rare diseases or conditions generally referred to as “orphan drugs”.

In 2018, the Company finished its analysis of the impact of the Tax Act. Where the Company made reasonable estimates in 2017 of the effects related to the Tax Act, the Company recorded provisional amounts. After the completed analysis, the resulting impact to the Company’s financial statements did not differ from the recorded provisional amounts.

Income Taxes

The reconciliation of federal statutory income tax rate to the Company’s effective income tax rate is as follows:

	December 31,
	2018	2017
Expected income tax benefit at the federal statutory rate	21.0%	34.0%
State taxes, net of federal benefit	6.5	6.5
Research and development credit, net	7.2	4.7
Non-deductible items	(2.2)	(5.3)
Prior year provision to return adjustments	(7.7)	4.1
Tax rate reduction due to the Tax Act	—	(15.6)
Other	0.3	(2.9)
Change in valuation allowance	(25.1)	(25.5)
Total	—%	—%

Deferred income taxes reflect the net effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes.

The principal components of the Company’s deferred tax assets consisted of the following as of December 31, 2018 and 2017 (in thousands):

	December 31,
	2018	2017
Deferred tax assets:
Federal and state net operating loss carryforwards	$11,946	$6,176
Research and development tax credits	3,393	1,283
Charitable contribution carryforwards	165	153
Accruals	290	135
Other	23	4
Gross deferred tax assets	15,817	7,751
Less: valuation allowance	(15,525)	(7,491)
Total deferred tax assets	$292	$260
Deferred tax liabilities:
Depreciation and amortization	$(292)	$(260)
Gross deferred tax liabilities	$(292)	$(260)
Net deferred tax assets	$—	$—

Based on the Company’s history of losses, the Company recorded a full valuation allowance against its deferred tax assets as of December 31, 2018. The Company increased its valuation allowance by approximately $8.0 million for the year ended December 31, 2018. The Company intends to maintain a valuation allowance until sufficient positive evidence exists to support a reversal of the allowance.

As of December 31, 2018, the Company had federal and state net operating loss carryforwards of $43.5 million and $43.0 million, respectively, some of which begin to expire in the year ending December 31, 2036. Approximately $20.8 million of the federal and state net operating loss carryforwards do not expire. The Company had federal and state research and development tax credit carryforwards of approximately $2.5 million and $1.1 million, respectively, as of December 31, 2018. The federal credits begin to expire in the year ending December 31, 2036 and the state credits begin to expire in the year ending December 31, 2024.

Under the provisions of Sections 382 and 383 of the Internal Revenue Code (the “IRC”), net operating loss and credit carryforwards and other tax attributes may be subject to limitation if there has been a significant change in ownership of the Company, as defined by the IRC. Future owner or equity shifts, including an initial public offering, could result in limitations on net operating loss and credit carryforwards.

The Company files income tax returns in the U.S. federal jurisdiction as well as in Maryland. The tax years 2015 to 2017 remain open to examination by the major jurisdictions in which the Company are subject to tax. Fiscal years outside the normal statute of limitation remain open to audit by tax authorities due to tax attributes generated in those early years, which have been carried forward and may be audited in subsequent years when utilized.

The Company evaluates tax positions for recognition using a more‑likely‑than‑not recognition threshold, and those tax positions eligible for recognition are measured as the largest amount of tax benefit that is greater than 50% likely of being realized upon the effective settlement with a taxing authority that has full knowledge of all relevant information. As of December 31, 2018, the Company had no unrecognized income tax benefits that would affect the Company’s effective tax rate if recognized.